UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

March 10, 2022

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, New Jersey
500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on February 10, 2020, the Company entered into a Credit Agreement and Guaranty with Perceptive Credit Holdings III, LP, a related party (“Perceptive”), for a senior secured term loan credit facility of up to $35.0 million (the “Perceptive Credit Agreement”). A first tranche of $5.0 million was funded on execution of the Perceptive Credit Agreement. A second tranche of $15.0 million was funded as a result of the approval of Twirla by the FDA. Another $15.0 million tranche was potentially available to the Company based on the achievement of a revenue milestone by December 31, 2021. The Company did not achieve that milestone and that tranche is no longer available. The Perceptive Credit Agreement was subsequently amended on February 26, 2021 and January 7, 2022.

On March 10, 2022, the Company and Perceptive entered into a third amendment to the Perceptive Credit Agreement, as amended (the “Third Amendment”). The Third Amendment waived the Company’s obligations to (1) comply with certain financial covenants relating to minimum revenue requirements through September 30, 2022, conditioned upon the satisfaction of certain conditions, including the Company raising additional capital and prepaying a portion of its outstanding debt by April 30, 2022 and (2) file financial statements along with its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 that are not subject to any “going concern” qualification.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1

Waiver and Third Amendment to Credit Agreement and Guaranty among Agile Therapeutics, Inc., the guarantors from time to time party thereto, the lenders from time to time party thereto and Perceptive Credit Holdings III, LP, dated as of March 10, 2022.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: March 11, 2022	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	President and Chief Executive Officer